UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

Medley capital corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35040	27-4576073
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

375 Park Avenue, 33rd Floor New York, NY 10152
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On February 17, 2012, Medley Capital Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Three proposals were voted on at the meeting: (1) the election of Andrew Fentress and Richard A. Dorfman as Class I directors to serve until the Company’s 2015 Annual Meeting of Stockholders; (2) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm the fiscal year ending September 30, 2012; and (3) the authorization for the Company to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions.

The Annual Meeting was adjourned until March 9, 2012, in order to provide additional time to solicit proxies for Proposal Number 3, the approval to authorize the Company to sell shares of its common stock at a price below the then current net asset value per share.

Stockholders of record at the close of business on December 23, 2011, were entitled to vote at the Annual Meeting. As of December 23, 2011 there were 17,320,468 shares of common shared outstanding and entitled to vote. A quorum consisting of 14,120,076 shares of common stock of the Company were present or represented at the meeting.

All of the proposals requiring approval were approved by the requisite vote necessary, and the votes with respect to each of the proposals are set forth below:

(1)           The election of each of Andrew Fentress and Richard A. Dorfman as Class I directors to serve until the Company’s 2015 Annual Meeting of Stockholders:

Director Nominee	For	Withheld	Broker Non-Votes
Andrew Fentress	9,829,813	847,605	3,442,658
Richard A. Dorfman	10,455,960	221,458	3,442,658

(2)               The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2012:

For	Against	Abstain
14,095,566	18,654	5,856

(4)               The authorization for the Company to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions:

For	Against	Abstain
8,396,998	2,273,433	6,987

ITEM 8.01. Other Events.

On February 22, 2012, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 22, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY CAPITAL CORPORATION

Date: February 23, 2012	/s/ Richard T. Allorto, Jr.
Name: Richard T. Allorto, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 22, 2012